THE HENSSLER EQUITY FUND
                 SUPPLEMENT TO PROSPECTUS DATED AUGUST 31, 2000

     The following revisions are made to the disclosure contained on pages 7 & 8 of the prospectus under the heading "Fund Management -- Portfolio Management":

     The first sentence of the first paragraph is revised to read as follows:

     "The Fund is managed by a team of portfolio managers, including Dr. Henssler, Ted L. Parrish and James L. Brookover (the "Management Team")."

     The following text is added after the third paragraph:

     James L. Brookover is a Chartered Financial Analyst who has worked as an investment manager for over 20 years. Before joining The Henssler Funds, Inc., Board of Directors and subsequently becoming a Co-Portfolio Manager for the Henssler Equity Fund, Mr. Brookover was a portfolio manager, Vice President and Chief Information Officer of Reams Asset Management from 1981 until his retirement in 2000. Mr. Brookover graduated cum laude from the University of Toledo with a Bachelor of Business Administration in 1972. He earned a Master of Business Administration With Distinction from the University of Toledo in 1973.